Casa Systems Investor Day November 19, 2021 Exhibit 99.2

Safe Harbor These slides and the accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding the projected results of operations and financial position of Casa, including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “potential”, “predict”, “project”, “target”, “should”, “would”, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its estimates and assumptions of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the Company’s most recent Annual Report on Form 10-K, which is on file with the SEC. In addition, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Casa’s management to predict all risks, nor can Casa assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that Casa may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Casa undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in Casa’s expectations.  Certain data in this presentation was obtained from various external sources, and Casa has not verified such data with independent sources. Accordingly, Casa does not make any representations as to the accuracy or completeness of that data or to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of Casa or this potential offering.  In addition to statements and measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures, including, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income margin, non-GAAP diluted net income per share, and free cash flow. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Casa may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included in the Appendix to these slides.  This presentation has been prepared solely for informational purposes and is to be maintained in strict confidence. Neither the information contained in this presentation, nor any further information made available by Casa or any of its affiliates or employees, directors, representatives, officers, agents or advisers in connection with this presentation will form the basis of or be construed as a contract or any other legal obligation.

Jerry Guo - President and CEO Casa Systems Overview

Introducing Casa Systems Senior Leadership Team Steve Collins - Senior Vice President, Access Devices Gibson Ang - Vice President, Product Management Peter Wolff - Vice President, Wireline Solutions Alf de Cárdenas - Chief Customer Officer Scott Bruckner - Chief Financial Officer

Welcome Main Purpose and Goals Explain why we win with cutting-edge solutions validated by customers & partners Introduce the Casa Connected Cloud Outline opportunities for growth driven by network transformation Outline our long-term financial objectives

Our Business Today

We’ve achieved abundant success A market leader in cable with additional share gain potential ahead Business diversified…now the only fully diversified infrastructure vendor globally Validation of our unique core technology by leading tech platforms (Red Hat, Intel, Google Anthos, Amazon EKS)… …and increasing adoption by Tier 1 CSPs Returned the company to profitability, delivered several quarters of growth and have accomplished significant deleveraging

And the road ahead is filled with large opportunities Our target markets are ripe for disruption Networks are transforming now Becoming more software- and cloud-based More converged Networks are no longer the exclusive domain of the CSPs Enterprise MPNs will flourish Increasing demand for end-to-end, plug & play solutions Governments are funding ubiquitous network coverage

…but the journey won’t be without challenges Near-term growth likely to be hampered by supply chain issues Cable investment unlikely to accelerate in short-term Growth in new product revenue will initially be very lumpy Need to be more selective in pursuing opportunities for our CPE business

What lies ahead for Casa?

Transforming networks into the Connected Cloud …with end-to-end cloud network solutions Casa’s Connected Cloud Network Core Access Network Nodes | Radios | Fiber Extension Edge Fixed Wireless | CPE

A new network architecture A long time in development for Casa…NOW ready for prime time Casa’s Connected Cloud Software-based Multi-Cloud Scalable to Hyperscale or a single enterprise Untethered from hardware, but on servers and white boxes and open hardware platforms Converged network, not siloed

Why Casa has been investing in cloud-based networks?

1. Significant benefits for CSP & Enterprise Networks Quickly add revenue generating services Respond more quickly to changes in service demand More efficient network resource management Deployed anywhere: closer to the user, customer premise or public cloud

2. Networks need to evolve Moving from hardware-based… to software-based From Hardware & Siloed… 1. Cable 2. Fixed 3. Wireless Core Access Edge Cable Headend Central Office Wireless Core Node Switch Base Station Set Top Box Gateway Handset FWA … to Software detached from hardware and converged in the cloud… …with open Hardware for Edge & Access

Mobile Private Network Cloud & Access/Edge end-to-end solutions for the enterprise 5G Cloud-native 5G solutions deployable today Rural Infrastructure Cloud-based network more cost-efficient 3. New services our Connected Cloud enables Casa’s Connected Cloud

What this means for Casa

1. Better positioning for large market opportunities   $20.4B $11.6B $17.4B Mobile Private Networks: Frost & Sullivan Global Private 5G Network Growth Opportunities, Aug 2021 – Exhibit 2, Private Networks Target Addressable Market by Industry, Global 2019-2025 (2023 Market forecast) 5G: Omdia, Q2 2021 Mobile Infrastructure Market Tracker – CY2023 Market Forecast; Mobile Experts, 2020 FWA Infrastructure and Devices – Table 1-4: FWA equipment revenue by technology (2023 Market Forecast); Mobile Experts, CBRS Report 2020 – Table 1-10: CBRS Radio Equipment Revenue (2023 Market Forecast); Maia Research, Global and China C-Band LNB Market Insights Forecast to 2027 – Figure Global C-Band LNB Revenue, Page 8 (2023 Market Forecast) Rural Infrastructure: RDOF.com/rdof ($20.4 billion total in two phases over 10 years) Casa’s Connected Cloud Rural Infrastructure 5G Mobile Private Networks

2. Over time our products will migrate to new segments Connected Cloud Software Product Suite 4G / 5G Combo packet core Virtual CCAP & FMA controller Orchestration software Open RAN software Virtual routers Access and Edge Hardware Access NetworkFMA/DAA Nodes | Radios | Fiber Extension Edge Fixed Wireless | CPE

Summing up

Benefits of our multi-year transformation Software Growth: Multi-year investment in cloud native solutions is ready to take off Profit Growth: More software in revenue mix = better margins Sustained Leadership: More predictable and sticky revenue

Steve Collins - Senior Vice President, Access Devices The Connected Cloud

Our Mission Create a network that delivers the future Unlock revenue for our customers Disrupt the legacy network approach

Transforming networks into the Connected Cloud …with end-to-end cloud network solutions Access Network Nodes | Radios | Fiber Extension Network Core End-User Fixed Wireless | CPE

Two terms you will hear a lot today: Cloud and open Connected Cloud “Cloud” is used ubiquitously in most segments of the IT industry The “Connected Cloud” is a Software-based connectivity solution for Fixed or Wireless Hardware is not fixed in one location Geographically spread across the world - all the way to the edge of the network Scalable to match demand Perfect for small users (e.g. Private Networks) Perfect for large / hyperscale users (e.g. Tier 1 Public networks) Open Standards-based approach, removing proprietary Interoperable with multi-vendor / technology types Future-proof

Where can the Connected Cloud be deployed? Hosted Cloud Architecture Public or Private Hyperscale Tailored Flexible Dynamic

What are the use cases for the Connected Cloud? Migration from chassis / legacy Telco cloud Private Networking

When is the time right for Casa Open Connected Cloud? Limited cloud-based telco deployments in the world. Ubiquitous cloud-based deployments in public and private cloud Telco: Forward-looking Tier 1s Private: Marquee + Early adopters IMPORTANT: The “land-grab” is now to prove and sell the technology. NOW 3 YEARS 5 YEARS+

What about the incumbent network vendors? Hard to change Cloud replaces existing lines of revenues for large BUs Support for legacy functions is hard Incumbents find it hard to pivot The Connected Cloud is a true Technology Disruptor. This is not a “Casa Theory”

How can you tell if Casa’s technology is any good? Listen to the experts JR Walden Chief Technology Officer Mediacom Darrell Jordan-Smith Senior vice president Industries and Global Accounts, Red Hat Emmanuel Bidet, Vice President Convergent Networks Control, Orange Tanuj Raja Global Head Strategic Partnerships at Google Cloud “At the center of this evolution is Red Hat OpenShift and partners such as Casa Systems who share in our vision…and we look forward to continuing our collaboration” With proven experience in FWA and cloud-native mobile core technologies, Casa Systems is a great partner to help us quickly and cost effectively deliver a high-performance solution” “We are proud to have achieved this project with HPE and Casa Systems, two leading companies in the open 5G solutions market.” “We’re excited to work with Casa Systems to enable communication service providers to deliver a consistent network experience across Edge, Cloud and On-prem”

Gibson Ang - Vice President, Technology 5G Core and Radio

Connected 5G Cloud: Benefits to Network Operators New Services and Applications Ability to charge for Network Slices Increased network performance = Higher average billing Higher ARPU How does Casa enable monetization?

Connected 5G Cloud: Benefits to End-Users Multi-player gaming Human – robot interaction Autonomous vehicle Machine monitoring & control High Reliability Low Latency Traffic control & management Integrated transport control Push-to-X communication (emergency services) Mission Critical Smart Cities Immersive gaming Augmented field workers Telemedicine Live Sport interactive presence Virtual AR How does Casa enable monetization?

5G Core: Technology leadership position Lower latency World-leading TCO and Performance Smaller Footprint Higher throughput More power efficient

Connected 5G Wireless Cloud : What does it enable? Decentralized benefits + Multi-access Edge Compute (MEC) Centralized Applications Social Media Video Streaming Edge Applications Mission Critical AR/VR Low Latency Network Core Edge Network Radio + Compute

Enterprise has total network control Performance is tailored to business needs Network security can be matched to business Network elements can be shared or managed by an Operator Neutral Host Casa’s Connected Cloud is MPN ready now Casa’s Connected 5G Cloud is an Enterprise-grade, scalable wireless network 5G Mobile Private Networks Network Security Performance Network Control

5G Core Operational advantages Public Network Deployment Tools Private Network Deployment Tools Automation tools for rapid deployment Cloud native architecture

Connected 5G Wireless Cloud: Casa is ready Casa’s Connected 5G Wireless Cloud IS READY NOW Other network equipment vendors do NOT have a deployable Cloud Native solution today

Where are we engaging on 5G Wireless opportunities?

Peter Wolff - Vice President, Wireline Solutions Cable

Cable Market Today Major surge in upstream traffic consumption since 2020

Cable Market Today Continued investment in current portfolio Service providers will need to address capacity demands and offer symmetrical services  Upstream growth = High-split / Mid-split opportunities Upstream 5 MHz 42 MHz Downstream ~54 MHz Standard-split Upstream 5 MHz 85 MHz Downstream 108 MHz Mid-split Upstream 5 MHz 204 MHz Downstream 258 MHz High-split

Cable: What’s the next area of investment? Virtual CCAP (vCCAP): Simplified network management; better performance Over 7x improvement in space savings versus standard CMTS Flexible scaling with servers, no hardware lock-in Deployed and in testing with operators Converged Interconnect Network Data Switches Remote MAC/PHY Node Data Center Hub Control Plane Servers Data Plane Servers

Cable: What’s the next area of investment? Flexible MAC Architecture (FMA): Building the foundation for the 10G future Cloud native architecture – distributed and disaggregated Allows operators to deploy network functions when, where and how they choose End-to-end Remote MACPHY solution currently in testing with Tier 1 operators Control Plane Servers Data Switches Remote MAC/PHY Node Data Center Hub

Where are we engaging on FMA & vCCAP opportunities? vCCAP FMA

DOCSIS Timeline Always increasing speeds! HFC has years of runway left to add capacity 1997 DOCSIS 1.0 40Mbps DS/10Mbps US DOCSIS 2.0 40Mbps DS/30Mbps US DOCSIS 3.1 10 Gbps DS/1-2 Gbps US DOCSIS 5.0(?) 25 Gbps DS/6Gbps US DOCSIS 1.1 40Mbps DS/10Mbps Us + VOIP,QoS DOCSIS 3.0 1 Gbps DS/200Mbps US DOCSIS 4.0 10 Gbps DS/6Gbps US 1997 1999 2001 2006 2013 2020 2028?

Remaining RMD Vendors New Entrant RMD Vendors Value-Add Capabilities Architecture Flexibility & Performance RPD RMD CMTS vCCAP vRMD LLD DIUC Cloud Native FPGA and ASIC designs Control & Data Plane Separation Virtualized ASIC Based Converged Virtual Solutions Only Casa Systems has an end-to-end portfolio with open, interoperable, cloud-native solutions Delivers capacity, performance, lower cost, and service agility to meet operator and subscriber needs Casa Systems - Significantly Differentiated

Steve Collins - Senior Vice President, Access Devices Rural Broadband

Broadband is now a Necessity

The “Rural Broadband” effect We call this: The “Rural Broadband” effect. Government funding Political policies Equality of services Geopolitical restrictions Security

Why Casa will benefit from the Rural Broadband Effect USA Based E2E Portfolio Efficient / cost-effective Innovative “Connect All”

Rural broadband product set Casa’s Connected Cloud Fiber Extension Fiber Termination | vBNG | G.fast Extension | In-home NTD End-to-End Wireless 5G Core| 5G Radio | 5G FWA CPE

End-to-end Wireless End-to-End Products for all Access Types

Where are we engaging on 5G FWA opportunities?

Where are we engaging on 5G mmW FWA opportunities? Now Next

5G: Spectrum is key Channel bandwidth enables performance 4G CA / 5G FR1 (sub-6) Channel B/W = 40-100MHz 5G FR2 (mmW) Channel B/W = 100-800MHz 4G Channel B/W = 10-40MHz

Casa’s AurusAI is a High-Power mmWave device that wirelessly connects to a mmWave network and is mounted on the outside of the premises in an optimal location. The AurusAI delivers broadband connectivity via an Ethernet cable inside the premises to deliver data hungry homes and businesses with Gigabit broadband services. AurusAI Autonomous Intelligence

Telecom Italia (TIM) Long range mmWave Trial Casa in collaboration with Ericsson and Qualcomm Urban Environment - Turin Distance from Base Station 6.5km / 4.0 mi – Line of Sight FR2 n257 - 26GHz   1Gbps - UDP  700Mbps - Speed Test Ookla TCP

nbn Long range mmWave Trial Rural Environment – Mortlake VIC  Distance from Base Station 7.3km / 4.5 mi – Line of Sight  FR2 n257 - 26GHz  -  4 Carriers of 100MHz (400Mhz Total) 1Gbps Throughput

Fiber Extension Connecting the unconnectable NTD in the home provides power to the DPU and presents an Ethernet handover to the user No negotiations with, dependencies on, or payments to, power utilities. No negotiations with, dependencies on, or payments to, MDU owners for power.

Fiber Extension

Rural broadband product set Casa’s Connected Cloud Fiber Extension Fiber Termination | vBNG | G.fast Extension | In-home NTD End-to-End Wireless 5G Core| 5G Radio | 5G FWA CPE

Chief Customer Officer Alf de Cárdenas

Customer Review Who are Casa’s customers BEFORE NOW NEXT Cable Service Providers Cable Service Providers Wireless Service Providers Fixed Service Providers Cable Service Providers Wireless Service Providers Fixed Service Providers Regional Distribution Channels System Integration Partners Technology Partners

Go-to-Market Strategy How we reach the customer Cable Service Providers Mobile Network Service Providers Wireline/Telco Service Providers Alternative Service Providers Regional Distribution Channels Systems Integration Partners Technology Partners SELL Direct SELL With SELL Through

Salesforce What and where Regional Functions Regional/Account Leaders Overlay Sales Customer Program Managers* Sales Engineers* Implementation Engineers* Global Functions Solution Architects Technical Support Managers Business & Supply Chain Operations Supply Chain

Solving customer challenges Wireless Service Providers Wireless Service Providers Evolving 4G/5G Wireless Core into next generational cloud-native compact platforms New services via Network Slicing Transition compute to the Edge with better efficiency, reduced latency and enhanced customer experience Speed to market with micro-services Wireless IIoT devices for Enterprise customers

Solving Customer challenges Cable Cable Service Providers Capacity Expansion to cover customer demand Upstream demand via High Split Enhance video with virtualization platform; minimized footprint Transitioning to new architectures including DAA & FMA

Solving customer challenges Wireline / Telco Fiber Extension Eliminate fiber disqualifications or exclusions Rural delivery of high-speed wireless broadband Fiber Wholesalers or FTTP players Homes Excluded

Solving customer challenges System Integrators System Integrators Add Casa Portfolio to their solutions portfolio  Deliver end-to-end solution with Professional Services and Network Management services

Supply Chain Managing the perfect storm Constrained supply/increased demand End-to-end supply chain impacted  Semiconductor supply is the primary challenge Increased prices due to a rise in labor, raw material, and manufacturing costs

Mitigation Actions in Place Supply Chain Long-term orders and purchasing future capacity to mitigate supply risks Expanding our planning horizon & placing future purchase orders well in advance Changing lead-time commitments with our Customers Spot buying components and negotiating premiums to get earlier allocations Determining second source/alternate components Alternative product designs to utilize available components

Scott Bruckner - Chief Financial Officer Financial Overview

Finance Discussion Agenda  Q3 2021 and 2021 YTD financial review Update on TLB and plans for deleveraging Capital allocation strategy Financial growth outlook

Q3’21 and YTD’21 Review

TLB Update and Deleveraging Plan Outstanding balances TLB: $279 MM Revolver: $0 MM Revolver balance paid off on Oct. 25, 2021 Net leverage ratio down to 2.73x Committed to TLB Refinance in early 2022

Capital Allocation Target year end cash: $170MM Minimum target cash: $100MM • Operations & Debt Service: $50MM • Inventory: $25MM • Contingency: $25MM Excess Cash: • Deleveraging (target leverage) • Continued investment in R&D and growth

Multi-Year Transformation from Hardware to Software Targeting Improved Profitability Target Target Value How we get there • Grow our Software Revenue > 50% of total revenue by 2025 Continued traction in 5G and radio cores, and our virtual routers • Evaluate partnerships with hardware suppliers to license our software IP • Improve Gross Margin 60%+ by 2025 Increased high margin software revenue • Focus on end-to-end solutions • Work with customers to absorb COGS increases • Grow profitability Gross profit min. CAGR of 10% Software revenue growth • Higher gross margin

Summing up

Benefits of our multi-year transformation Software Growth: Multi-year investment in cloud native solutions is ready to take off Profit Growth: More software in revenue mix = better margins Sustained Leadership: More predictable and sticky revenue

Thank You For more information, please visit: www.casa-systems.com